                                                                 EXHIBIT 99.1

                     RAYTHEON SAVINGS AND INVESTMENT PLAN

                             FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                     RAYTHEON SAVINGS AND INVESTMENT PLAN



The supplemental schedules required to accompany the Plan's Form 5500 are not required since the plan's assets are held in a Master Trust. Accordingly, detailed financial information, including the supplemental schedules, must be filed separately with the Department of Labor by the plan administrator.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors

Raytheon Company:

We have audited the accompanying statements of net assets available for plan benefits of the Raytheon Savings and Investment Plan as of December 31, 1995 and 1994, and the related statements of changes in net assets available for plan benefits for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Raytheon Savings and Investment Plan as of December 31, 1995 and 1994, and the changes in net assets available for plan benefits for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.




Boston, Massachusetts
May 31, 1996

                     RAYTHEON SAVINGS AND INVESTMENT PLAN

             STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                       as of December 31, 1995 and 1994


                                                                                      1995                        1994
                                                                                      ----                        ----
Assets:
  Investments, at contract value (Note E)                                      $      810,670,602          $      830,410,922
  Investments, at fair value (Notes B, F and I)                                     1,127,581,727                 760,011,010

Receivables:
  Accrued investment income                                                                24,795                      13,932
  Employee deferrals                                                                      589,407                     588,985
  Employer contributions                                                                  249,816                      98,071

Cash and cash equivalents                                                              13,690,741                  16,762,245
                                                                               ------------------          ------------------
       Total assets                                                                 1,952,807,088               1,607,885,165
                                                                               ------------------          ------------------
Liabilities:
  Payable for outstanding purchases                                                       -                           347,114
  Forfeitures                                                                           1,067,078                     234,864
  Accrued expenses                                                                         76,604                     117,587
                                                                               ------------------          ------------------
       Total liabilities                                                                1,143,682                     699,565

Net assets available for plan benefits                                         $    1,951,663,406          $    1,607,185,600
                                                                               ==================          ==================



   The accompanying notes are an integral part of the financial statements.

                     RAYTHEON SAVINGS AND INVESTMENT PLAN

                      STATEMENTS OF CHANGES IN NET ASSETS
                          AVAILABLE FOR PLAN BENEFITS

             for the years ended December 31, 1995, 1994 and 1993




                                                                           1995                   1994                   1993
                                                                           ----                   ----                   ----
Additions to net assets attributable to:
    Investment income (Notes B, E, and I):

      Change in net appreciation (depreciation) of
          investments                                              $    209,513,350       $    (39,593,551)       $    72,981,693
      Interest                                                           54,815,858             49,579,590             53,392,853
      Dividends                                                          18,280,195             14,920,211             11,541,168
      Capital gains distributions                                        14,503,648             19,613,629              3,654,767
                                                                   ----------------       ----------------        ---------------
                                                                        297,113,051             44,519,879            141,570,481
                                                                   ----------------       ----------------        ---------------
Contributions and deferrals:
    Employee deferrals                                                  151,456,498            162,552,459            126,712,499
    Employer contributions                                               41,708,505             43,924,642             42,388,170
    Transfers in (Note G)                                                   984,338              5,298,802             79,062,947
    Other additions, net (Note H)                                           773,354                      -                273,041
                                                                   ----------------       ----------------        ---------------
                                                                        194,922,695            211,775,903            248,436,657
                                                                   ----------------       ----------------        ---------------
          Total additions                                               492,035,746            256,295,782            390,007,138
                                                                   ----------------       ----------------        ---------------
Deductions from net assets attributable to:
    Benefits to and withdrawals by participants                         144,451,155             91,837,674             80,645,596
    Administrative expenses                                                 920,123                766,198              1,037,630
    Transfers out (Note G)                                                        -                731,646              3,343,676
    Other deductions, net (Note H)                                        2,186,662              5,303,214                      -
                                                                   ----------------       ----------------        ---------------
          Total deductions                                              147,557,940             98,638,732             85,026,902
                                                                   ----------------       ----------------        ---------------
Increase in net assets                                                  344,477,806            157,657,050            304,980,236

Net assets, beginning of year                                         1,607,185,600          1,449,528,550          1,144,548,314
                                                                   ----------------       ----------------        ---------------
Net assets, end of year                                            $  1,951,663,406       $  1,607,185,600        $ 1,449,528,550
                                                                   ================       ================        ===============


   The accompanying notes are an integral part of the financial statements.

                     RAYTHEON SAVINGS AND INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS

A.  Description of Plan:
    -------------------
       General

       The following description of the Raytheon Savings and Investment Plan (the "Plan") provides only general information. Participants should refer to the Plan agreement for a complete description of the Plan's provisions. The Plan is a defined contribution plan covering certain employees of Raytheon Company (the "Company"). To participate in the Plan, eligible employees must have three months of service and may enter the Plan only on the first day of each month. The purpose of the Plan is to provide participants with a tax-effective means of meeting both short and long-term investment objectives. The Plan is intended to be a "qualified cash or deferred arrangement" under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code"). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The total number of participants in the Plan as of December 31, 1995 and 1994 were 52,859 and 40,120, respectively. Participants by fund were as follows as of December 31, 1995:

            Guaranteed Income Fund                       29,065
            Equity Fund                                  22,468
            Raytheon Common Stock Fund                   19,436
            Stock Index Fund                             15,022
            Balanced Fund                                 9,300

       Effective July 31, 1992, the Plan's investments were combined with the investments of other similar defined contribution plans of Raytheon
       Company and Subsidiaries Consolidated into the Raytheon Company Master Trust for Defined Contribution Plans ("Master Trust"). The trustee of the Master Trust maintains a separate account reflecting the equitable share in the Trust of each plan.

       Contributions and Deferrals

       Eligible employees were allowed to defer to the Plan up to 17% of their salaries effective January 1, 1994. The Company contributes amounts equal to 50% of each participant's deferral, up to a maximum of 3% of the participant's salary. As of December 31, 1995, the annual employee deferral for a participant cannot exceed $9,240. Rollover contributions from other qualified plans are accepted by the Plan. Participants may invest their deferrals in increments of 1% in any combination of five funds: (a) a Guaranteed Income Fund under which assets are invested primarily in contracts providing for fixed rates of interest for specified periods of time, (b) an Equity Fund which invests in shares of a mutual fund which consists primarily of income-producing equity securities, (c) a Raytheon Common Stock Fund which invests in shares of Raytheon Company Common Stock, (d) a Stock Index Fund which invests in a commingled pool consisting primarily of equity securities and is designed to track the S&P 500 Index, and (e) a Balanced Fund which invests in shares of a mutual fund which consists primarily of equity securities, bonds and money market instruments. Dividends and distributions from investments of the Raytheon Common Stock Fund, the Equity Fund and the Balanced Fund are reinvested in their respective funds; stock dividends, stock splits and similar changes are also reflected in the funds.

       Participant Accounts

       Each participant's account is credited with the participant's deferral, the Company's contribution and an allocation of Plan earnings. Plan earnings are allocated based on account balances by fund.

       Vesting

       Participants are immediately vested in their voluntary deferrals plus actual earnings thereon. Vesting requirements for employer contributions plus earnings thereon may vary depending upon when an employee became eligible to participate in the Plan. Vesting occurs upon completion of a certain period of service or upon retirement, death, disability, or attainment of retirement age. Forfeitures of the nonvested portions of terminated participants' accounts are used to reduce required contributions of the Company.

       Benefits and Withdrawals

       A participant may withdraw all or a portion of deferrals, employer contributions and related earnings upon attainment of age 59 1/2. For reasons of financial hardship, as defined in the Plan document, a participant may withdraw all or a portion of deferrals. On termination of employment, a participant will receive a lump-sum distribution unless the vested account is valued in excess of $3,500 and the participant elects to defer distribution. A retiree or a beneficiary of a deceased participant may defer the distribution to January of the following year.

       Loans to Participants

       A participant may borrow against a portion of the balance in the participant's account, subject to certain restrictions. The maximum amount of a loan is the lesser of one-half (1/2) of the participant's vested account balance or $50,000. The minimum loan which may be granted is $500. The interest rate applied is equal to the prime rate published in the WALL STREET JOURNAL on the first business day in June and December of each year. Loans must be repaid over a period of up to five years by means of payroll deductions. In certain cases, the repayment period may be extended up to 15 years. Interest paid to the Plan on loans to participants is credited to the borrower's account in the investment fund to which repayments are made.

       Administrative Expenses

       Substantially all expenses of administering the Plan are paid by the Plan participants.

B.     Summary of Significant Accounting Policies:
       ------------------------------------------

       The Plan's investment contracts are valued at their contract value, defined as net contributions and deferrals plus interest earned on the underlying investments at contracted rates, which approximates fair value. Investments in mutual funds and the commingled pool are valued at the closing net asset value reported on the last business day of the year. Investments in securities (common stocks) traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. Cash equivalents are short-term money market instruments and are valued at cost which approximates fair value.

       Security transactions are recorded on trade date. Except for its investment contracts (Note E), the Plan's investments are held by bank-administered trust funds. Payables for outstanding security transactions represent trades which have occurred but have not yet settled.

       The Plan presents in the statement of changes in net assets the net appreciation (depreciation) in the fair value of its investments which consists of the realized gains or losses and the unrealized appreciation (depreciation) on those investments.

       Dividend income is recorded on the ex-dividend date. Income from other investments is recorded as earned on an accrual basis.

       Benefits are recorded when paid.

       Certain items in the 1994 financial statements have been reclassified to conform to the 1995 presentation.

       The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of December 31, 1995 and 1994, as well as the reported amounts of revenues and expenses during the three years ended December 31, 1995. Actual results could differ from the estimates included in the financial statements.

C.     Federal Income Tax Status:
       -------------------------

       The Plan obtained its latest determination letter in July 1995, in which the Internal Revenue Service stated that the Plan, as submitted, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the plan administrator and the Plan's legal counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.

D.     Plan Termination:
       ----------------

       Although it has not expressed any intention to do so, the Company reserves the right under the Plan at any time or times to discontinue its contributions and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, after payment of all expenses and proportional adjustment of accounts to reflect such expenses, fund losses or profits and reallocations, the participant will become 100% vested in their account balances including Company contributions.


E.     Investment Contracts:

       The Plan holds three collateralized fixed income investment portfolios (with no expiration date), two of which are managed by insurance companies and one of which is managed by an investment management firm. The credited interest rates are adjusted semiannually to reflect the experienced and anticipated yields to be earned on such investments, based on their book value. The average yield and credited interest rates were as follows:

                                                                     Credited
                                              Average Yield        Interest Rate
                                              -------------        -------------
        For the year ended 12/31/95:
          Banker's Trust                          6.67%                6.84%
          Metropolitan Life Insurance Company     6.46%                6.61%
          Prudential Asset Management Company     6.88%                6.86%


        For the year ended 12/31/94:
          Banker's Trust                          6.19%                6.37%
          Metropolitan Life Insurance Company     6.26%                6.22%
          Prudential Asset Management Company     6.91%                6.89%


       The contract values are subject to limitations in certain situations including large work force reductions and Plan termination.

F.     Related Party Transactions:

       In accordance with the provisions of the Plan, Fidelity Management Trust Company (the "Trustee") acts as the Plan's agent for purchases and sales of shares of Raytheon Company Common Stock. For the years ended December 31, 1995, 1994 and 1993, purchases of Raytheon Company Common Stock amounted to $47,055,935, $16,302,923 and $14,610,207, respectively. Sales of Raytheon Company Common Stock amounted to $5,776,535, $4,095,868 and $2,942,959 in 1995, 1994 and 1993, respectively.

  G.     Plan Transfers:

       Effective July 27, 1995, the accounts of certain employees of Standard Havens, Inc. who participated in the Standard Havens 401K Plan were transferred into the Plan.

       Effective March 16, 1995, the accounts of certain employees of Harbert Yeargin, Inc. who participated in the Raytheon Employee Savings and Investment Plan were transferred into the Plan.

       Effective February 23, 1995, the accounts of certain employees of Amana Refrigeration, Inc. who participated in the Raytheon Employee Savings and Investment Plan were transferred into the Plan.

       Effective September 23, 1994 and December 22, 1994, all plan assets and the accounts of all participants of the Arkansas Aerospace, Inc. Employee Retirement Savings Plan and the United Engineers & Constructors, Inc. Profit Sharing Plan, respectively, were transferred into the Plan.

       Effective May 4, 1994, the accounts of all employees of NASA Logistics Support Services who participated in the Plan were transferred out of the Plan and into the Raytheon Employee Savings and Investment Plan.

       Effective February 10, 1994, the accounts of certain employees of Caloric Corporation who participated in the Raytheon Subsidiary Savings and Investment Plan were transferred into the Plan.


H.     Other Additions and Deductions:
       ------------------------------

       Other additions and deductions include transfers of participant accounts between the Raytheon Savings and Investment Plan and the Raytheon Savings and Investment Plan for Specified Hourly Payroll Employees, the Raytheon Employee Savings and Investment Plan and the Raytheon Savings and Investment Plan for Puerto Rico Based Employees for those participants who changed plans during the year.

I.      Fund Data:

        The following is a summary of net assets available for plan benefits by fund as of December 31:

                                                                                             1995
                                                            ------------------------------------------------------------------------
                                                                                                     Raytheon
                                                              Guaranteed                              Common              Stock
                                                              Income Fund        Equity Fund        Stock Fund         Index Fund
                                                            ---------------    ---------------    ---------------    ---------------
Assets:
   Investments, at contract value:
     Bankers Trust                                          $   306,858,393
     Prudential Insurance Company of America                    196,438,052
     Metropolitan Life Insurance Company                        307,374,157
   Investments, at fair value:
     Fidelity Equity Income Fund (11,408,442 shares)                 -         $   432,722,189
     Raytheon Company Common Stock (6,118,058 shares)                -                  -         $   289,078,240
     BT Pyramid Equity Index Fund (149,865 shares)                   -                  -                 -          $  205,118,234
     Fidelity Balanced Fund (7,084,841 shares)                       -                  -                 -                  -
     Loans receivable from participants                              -                  -                 -                  -
                                                            ---------------    ---------------    ---------------    --------------
           Total investments                                    810,670,602        432,722,189        289,078,240       205,118,234

Receivables:
   Accrued investment income                                         -                  -                  14,697            10,098
   Employee deferrals                                               251,216            200,883            (72,139)          127,218
   Employer contributions                                            79,118             60,199             46,494            38,573

Cash and cash equivalents                                         9,291,835             -               2,333,118         2,065,788
                                                            ---------------    ---------------    ---------------    --------------
           Total assets                                         820,292,771        432,983,271        291,400,410       207,359,911

Liabilities:
   Forfeitures                                                    1,063,745                 33              1,634             1,666
   Accrued expenses                                                  -                  -                  -                 76,604
                                                            ---------------    ---------------    ---------------    --------------
           Total liabilities                                      1,063,745                 33              1,634            78,270
                                                            ---------------    ---------------    ---------------    --------------
Net assets available for plan benefits                      $   819,229,026    $   432,983,238    $   291,398,776    $  207,281,641
                                                            ===============    ===============    ===============    ==============

                                                               Balanced
                                                                 Fund             Loan Fund            Total
                                                            ---------------    ---------------    ---------------
Assets:
   Investments, at contract value:
     Bankers Trust                                                                                $   306,858,393
     Prudential Insurance Company of America                                                          196,438,052
     Metropolitan Life Insurance Company                                                              307,374,157
   Investments, at fair value:
     Fidelity Equity Income Fund (9,954,116 shares)                                                   432,722,189
     Raytheon Company Common Stock (2,239,615 shares)                                                 289,078,240
     BT Pyramid Equity Index Fund (112,661 shares)                                                    205,118,234
     Fidelity Balanced Fund (7,978,970 shares)              $    95,787,056                            95,787,056
     Loans receivable from participants                            -           $   104,876,008        104,876,008
                                                            ---------------    ---------------    ---------------
           Total investments                                     95,787,056        104,876,008      1,938,252,329

Receivables:
   Accrued investment income                                       -                                       24,795
   Employee deferrals                                                82,229                               589,407
   Employer contributions                                            25,432                               249,816

Cash and cash equivalents                                          -                  -                13,690,741
                                                            ---------------    ---------------    ---------------
           Total assets                                          95,894,717        104,876,008      1,952,807,088

Liabilities:
   Forfeitures                                                     -                  -                 1,067,078
   Accrued expenses                                                -                  -                    76,604
                                                            ---------------    ---------------    ---------------
           Total liabilities                                       -                  -                 1,143,682
                                                            ---------------    ---------------    ---------------
Net assets available for plan benefits                      $    95,894,717    $   104,876,008      1,951,663,406
                                                            ===============    ===============    ===============

      --------------------
      The following is a summary of net assets available for plan benefits by fund as of December 31:


                                                                                               1994
                                                            ------------------------------------------------------------------------
                                                                                                     Raytheon
                                                              Guaranteed                              Common              Stock
                                                              Income Fund        Equity Fund        Stock Fund         Index Fund
                                                            ---------------    ---------------    ---------------    ---------------
Assets:
   Investments, at contract value:
     Bankers Trust                                          $   314,605,021
     Prudential Insurance Company of America                    202,637,978
     Metropolitan Life Insurance Company                        313,167,923
   Investments, at fair value:
     Fidelity Equity Income Fund (9,954,116 shares)                  -         $   305,591,359
     Raytheon Company Common Stock (2,239,615 shares)                -                  -         $   143,055,435
     BT Pyramid Equity Index Fund (112,661 shares)                   -                  -                 -          $  112,930,945
     Fidelity Balanced Fund (7,978,970 shares)                       -                  -                 -                  -
     Loans receivable from participants                              -                  -                 -                  -
                                                            ---------------    ---------------    ---------------    --------------
           Total investments                                    830,410,922        305,591,359        143,055,435       112,930,945

Receivables:
   Accrued investment income                                         -                  -                   8,123             5,809
   Employee deferrals                                               216,241             50,050             55,173           244,789
   Employer contributions                                            59,510             14,543             11,511             6,617

Cash and cash equivalents                                        13,656,409             -               1,875,901         1,229,935
                                                            ---------------    ---------------    ---------------    --------------
           Total assets                                         844,343,082        305,655,952        145,006,143       114,418,095

Liabilities:
   Payable for outstanding purchases                                 -                  -                 347,114             -
   Forfeitures                                                      230,252              3,234                609               618
   Accrued expenses                                                  64,628             21,988             11,621            11,835
                                                            ---------------    ---------------    ---------------    --------------
           Total liabilities                                        294,880             25,222            359,344            12,453
                                                            ---------------    ---------------    ---------------    --------------
Net assets available for plan benefits                      $   844,048,202    $   305,630,730    $   144,646,799    $  114,405,642
                                                            ===============    ===============    ===============    ==============

                                                               Balanced
                                                                 Fund             Loan Fund            Total
                                                            ---------------    ---------------    ---------------
Assets:
   Investments, at contract value:
     Bankers Trust                                                                                $   314,605,021
     Prudential Insurance Company of America                                                          202,637,978
     Metropolitan Life Insurance Company                                                              313,167,923
   Investments, at fair value:
     Fidelity Equity Income Fund (9,954,116 shares)                                                   305,591,359
     Raytheon Company Common Stock (2,239,615 shares)                                                 143,055,435
     BT Pyramid Equity Index Fund (112,661 shares)                                                    112,930,945
     Fidelity Balanced Fund (7,978,970 shares)              $    98,061,542                            98,061,542
     Loans receivable from participants                            -           $   100,371,729        100,371,729
                                                            ---------------    ---------------    ---------------
           Total investments                                     98,061,542        100,371,729      1,590,421,932

Receivables:
   Accrued investment income                                       -                                       13,932
   Employee deferrals                                                22,732                               588,985
   Employer contributions                                             5,890                                98,071

Cash and cash equivalents                                          -                  -                16,762,245
                                                            ---------------    ---------------    ---------------
           Total assets                                          98,090,164        100,371,729      1,607,885,165

Liabilities:
   Payable for outstanding purchases                               -                  -                   347,114
   Forfeitures                                                          151           -                   234,864
   Accrued expenses                                                   7,515           -                   117,587
                                                            ---------------    ---------------    ---------------
           Total liabilities                                          7,666           -                   699,565
                                                            ---------------    ---------------    ---------------
Net assets available for plan benefits                      $    98,082,498  $     100,371,729      1,607,185,600
                                                            ===============    ===============    ===============

       The following is a summary of changes in net assets available for plan benefits by fund as of December 31:

                                                                                1995
                                  --------------------------------------------------------------------------------------------------
                                                               Raytheon
                                   Guaranteed                   Common         Stock        Balanced
                                   Income Fund   Equity Fund   Stock Fund    Index Fund       Fund        Loan Fund       Total
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Investment income:
   Change in net appreciation
  (depreciation) of investments                  $ 74,689,701  $ 78,030,182  $ 47,653,246  $  9,140,221                $209,513,350
   Interest                        $ 54,515,460        -            179,802       120,596        -                       54,815,858
   Dividends                             -         10,112,656     3,987,636        -          4,179,903                  18,280,195
   Capital gains distributions           -         14,503,648        -             -             -                       14,503,648
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
                                     54,515,460    99,306,005    82,197,620    47,773,842    13,320,124                 297,113,051

Contributions and deferrals:
   Employee deferrals                59,592,456    34,892,009    20,626,310    21,112,881    15,232,842                 151,456,498
   Employer contributions            16,967,355     9,635,103     5,632,520     5,439,364     4,034,163                  41,708,505
   Transfers in                         728,088        54,373        48,034        59,515        94,328                     984,338
   Other additions, net                  98,672       226,713       130,975       105,025       211,969                     773,354
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
                                     77,386,571    44,808,198    26,437,839    26,716,785    19,573,302                 194,922,695
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
        Total additions             131,902,031   144,114,203   108,635,459    74,490,627    32,893,426                 492,035,746

Deductions from net assets attributable to:
   Benefits to and withdrawals
     by participants                 92,037,218    23,944,050    12,107,607     9,352,123     7,010,157                 144,451,155
   Administrative expenses              443,962       183,955       156,040        85,597        50,569                     920,123
   Other deductions, net               (829,678)     (230,566)     (160,711)     (150,442)      (78,448) $ 3,636,507      2,186,662
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
        Total deductions             91,651,502    23,897,439    12,102,936     9,287,278     6,982,278    3,636,507    147,557,940
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Interfund  transfers                (65,069,705)    7,135,744    50,219,454    27,672,650   (28,098,929)   8,140,786         -
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------

Increase in net assets              (24,819,176)  127,352,508   146,751,977    92,875,999    (2,187,781)   4,504,279    344,477,806
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Net assets, beginning of year       844,048,202   305,630,730   144,646,799   114,405,642    98,082,498  100,371,729  1,607,185,600
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Net assets, end of year            $819,229,026  $432,983,238  $291,398,776  $207,281,641   $95,894,717 $104,876,008 $1,951,663,406
                                  ============= ============= ============= ============= ============= ============ ===============

        The following is a summary of changes in net assets available for plan benefits by fund as of December 31:

                                                                                1994
                                  --------------------------------------------------------------------------------------------------
                                                               Raytheon
                                   Guaranteed                   Common         Stock        Balanced
                                   Income Fund   Equity Fund   Stock Fund    Index Fund       Fund        Loan Fund       Total
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Additions to net assets
 attributable to:
Investment income:
   Change in net appreciation
  (depreciation) of investments          -       $(28,144,544)  $(4,277,949)  $ 1,608,385  $ (8,779,443)            $   (39,593,551)
   Interest                        $ 49,473,928        -             63,832        41,830          -                     49,579,590
   Dividends                             -          8,724,691     3,071,862        -          3,123,658                  14,920,211
   Capital gains distributions           -         19,613,629        -             -            -                        19,613,629
                                  ------------- ------------- -------------   ------------  ------------ -----------   ------------
                                     49,473,928       193,776    (1,142,255)    1,650,215    (5,655,785)                 44,519,879

Contributions and deferrals:
   Employee deferrals                63,091,604    37,682,458    18,050,220    20,349,293    23,378,884                 162,552,459
   Employer contributions            18,681,778     9,934,779     5,005,943     5,098,091     5,204,051                  43,924,642
   Transfers in                       2,039,388       995,506       958,399       594,949       710,560                   5,298,802
                                  ------------- ------------- ------------- ------------- ------------- ------------ --------------
                                     83,812,770    48,612,743    24,014,562    26,042,333    29,293,495                 211,775,903
                                  ------------- ------------- ------------- ------------- ------------- ------------ --------------
        Total additions             133,286,698    48,806,519    22,872,307    27,692,548    23,637,710                 256,295,782

Deductions from net assets attributable to:
   Benefits to and withdrawals
     by participants                 62,672,646    13,388,206     7,312,787     4,402,201     4,061,834                  91,837,674
   Administrative expenses              449,892       142,534        67,300        53,948        52,524                     766,198
   Transfers out                        384,350        71,461       226,923        21,384        27,528                     731,646
   Other deductions, net                677,495       420,009       203,287       126,048        46,067  $ 3,830,308      5,303,214
                                  ------------- ------------- ------------- ------------- ------------- ------------ --------------
        Total deductions             64,184,383    14,022,210     7,810,297     4,603,581     4,187,953    3,830,308     98,638,732
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------

Interfund  transfers                (24,267,229)    8,601,957     3,713,753    (4,188,626)    3,017,811   13,122,334         -
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Increase in net assets               44,835,086    43,386,266    18,775,763    18,900,341    22,467,568    9,292,026    157,657,050
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Net assets, beginning of year       799,213,116   262,244,464   125,871,036    95,505,301    75,614,930   91,079,703  1,449,528,550
                                  ------------- ------------- ------------- ------------- ------------- ------------ ---------------
Net assets, end of year            $844,048,202  $305,630,730  $144,646,799  $114,405,642   $98,082,498 $100,371,729 $1,607,185,600
                                  ============= ============= ============= ============= ============= ============ ===============

                                                                                             1993
                                                            ------------------------------------------------------------------------
                                                                                                     Raytheon
                                                              Guaranteed                              Common              Stock
                                                              Income Fund        Equity Fund        Stock Fund         Index Fund
                                                            ---------------    ---------------    ---------------    ---------------
Additions to net assets attributable to:
   Investment income:
      Change in net appreciation (depreciation)
          of investments                                                       $    34,110,541    $    28,867,950   $      8,884,701
      Interest                                              $    53,328,242             -                  37,098             27,513
      Dividends                                                      -               8,245,882          1,248,893            -
      Capital gains distributions                                    -                 908,109            -                  -
                                                            ---------------    ---------------    ---------------    ---------------
                                                                 53,328,242         43,264,532         30,153,941          8,912,214

Contributions and deferrals:
   Employee deferrals                                            68,011,711         25,062,055          8,807,394         16,159,598
   Employer contributions                                        22,928,611          8,269,003          3,761,864          5,089,994
   Transfers in                                                  39,016,352         20,022,584          9,551,415          7,628,846
   Other additions, net                                               3,845            102,264             51,326             33,138
                                                            ---------------    ---------------    ---------------    ---------------
                                                                129,960,519         53,455,906         22,171,999         28,911,576
                                                            ---------------    ---------------    ---------------    ---------------
              Total additions                                   183,288,761         96,720,438         52,325,940         37,823,790
                                                            ---------------    ---------------    ---------------    ---------------

Deductions from net assets attributable to:
    Benefits to and withdrawals by participants                  59,055,966         10,567,368          6,190,448          3,432,813
    Administrative expenses                                         729,306            138,501             70,757             65,957
    Transfers out                                                 1,448,750            637,430            267,276            237,112
                                                            ---------------    ---------------    ---------------    ---------------
              Total deductions                                   61,234,022         11,343,299          6,528,481          3,735,882
                                                            ---------------    ---------------    ---------------    ---------------

  Interfund  transfers                                          (73,429,114)        10,734,624            387,381       (11,700,952)
                                                            ---------------    ---------------    ---------------    ---------------
  Increase in net assets                                         48,625,625         96,111,763         46,184,840         22,386,956
  Net assets, beginning of year                                 750,587,491        166,132,701         79,686,196         73,118,345
                                                            ---------------    ---------------    ---------------    ---------------
  Net assets, end of year                                   $   799,213,116    $   262,244,464    $   125,871,036    $    95,505,301
                                                            ===============    ===============    ===============    ==============


                                                                   Balanced
                                                                     Fund             Loan Fund            Total
                                                                ---------------    ---------------    ---------------
Additions to net assets attributable to:
   Investment income:
      Change in net appreciation (depreciation)
         of investments                                         $     1,118,501                       $    72,981,693
      Interest                                                           -                                 53,392,853
      Dividends                                                       2,046,393                            11,541,168
      Capital gains distributions                                     2,746,658                             3,654,767
                                                                ---------------    ---------------    ---------------
                                                                      5,911,552                           141,570,481
Contributions and deferrals
   Employee deferrals                                                 8,671,741                           126,712,499
   Employer contributions                                             2,338,698                            42,388,170
   Transfers in                                                         397,849    $     2,445,901         79,062,947
   Other additions, net                                                  82,468             -                 273,041
                                                                ---------------    ---------------    ---------------
                                                                     11,490,756          2,445,901        248,436,657
                                                                ---------------    ---------------    ---------------
              Total additions                                        17,402,308          2,445,901        390,007,138
                                                                ---------------    ---------------    ---------------

Deductions from net assets attributable to:
    Benefits to and withdrawals by participants                       1,399,001             -              80,645,596
    Administrative expenses                                              33,109             -               1,037,630
    Transfers out                                                       324,434            428,674          3,343,676
                                                                ---------------    ---------------    ---------------
              Total deductions                                        1,756,544            428,674         85,026,902
                                                                ---------------    ---------------    ---------------
  Interfund  transfers                                               59,969,166         14,038,895            -
                                                                ---------------    ---------------    ---------------
  Increase in net assets                                             75,614,930         16,056,122        304,980,236

  Net assets, beginning of year                                          -              75,023,581      1,144,548,314
                                                                ---------------    ---------------    ---------------
  Net assets, end of year                                       $    75,614,930    $    91,079,703   $  1,449,528,550
                                                                ===============    ===============    ===============


J. Master Trust:
   ------------

   As of December 31, 1995 and 1994, all Plan investments are included under the Master Trust. At December 31, 1995, assets of the Plan represented 79.6% of the total assets under the Master Trust. This was down from 80.8% at December 31, 1994. The following is a summary of net assets available for plan benefits by fund under the Master Trust as of December 31:

                                                                                             1995
                                                          --------------------------------------------------------------------------
                                                             Guaranteed                         Raytheon                 Stock
                                                               Income           Equity           Common                  Index
                                                                Fund             Fund          Stock Fund                 Fund
                                                          ---------------    ---------------     ---------------     ---------------

Assets:
   Investments, at contract value:
      Bankers Trust                                       $   355,570,494
      Prudential Insurance Company of America                 227,621,525
      Metropolitan Life Insurance Company                     356,168,133

   Investments, at fair value:
      Fidelity Equity Income Fund (12,407,312 shares)                        $   470,609,321
      Raytheon Company Common Stock (12,011,039 shares)                                          $   567,521,593
      BT Pyramid Equity Index Fund (162,981 shares)                                                                  $   225,079,988
      Fidelity Balanced Fund (7,645,074 shares)
      Loans receivable from participants
                                                          ---------------    ---------------     ---------------     ---------------
                   Total Investments                          939,360,152        470,609,321         567,521,593         225,079,988

Receivables:
   Accrued investment Income                                                                              28,854              11,081

Cash and cash equivalents                                      10,766,863           -                  4,580,403           2,266,827
                                                          ---------------    ---------------     ---------------     ---------------
                  Total assets                                950,127,015        470,609,321         572,130,850         227,357,896

Liabilities:
                  Total liabilities                             -                   -                   -                   -
                                                          ---------------    ---------------     ---------------     ---------------
Net assets available for plan benefits                    $   950,127,015    $   470,609,321     $   572,130,850     $   227,357,896
                                                          ===============    ===============     ===============     ===============

Percentage of plan assets included under the Master Trust            86.3%              91.9%               50.9%              91.1%




                                                             Balanced              Loan
                                                               Fund                Fund               Total
                                                          ---------------    ---------------     ---------------
Assets:
   Investments, at contract value:
      Bankers Trust                                                                              $   355,570,494
      Prudential Insurance Company of America                                                        227,621,525
      Metropolitan Life Insurance Company                                                            356,168,133

   Investments, at fair value:
      Fidelity Equity Income Fund (12,407,312 shares)                                            $   470,609,321
      Raytheon Company Common Stock (12,011,039 shares)                                          $   567,521,593
      BT Pyramid Equity Index Fund (162,981 shares)                                              $   225,079,988
      Fidelity Balanced Fund (7,645,074 shares)           $   103,361,407                        $   103,361,407
      Loans receivable from participants                                     $   130,012,819     $   130,012,819
                                                          ---------------    ---------------     ---------------
                   Total Investments                          103,361,407        130,012,819       2,435,945,280

Receivables:
   Accrued investment Income                                                                              39,935

Cash and cash equivalents                                       -                   -                 17,614,093
                                                          ---------------    ---------------     ---------------
                  Total assets                                103,361,407        130,012,819       2,453,599,308

Liabilities:

                  Total liabilities                             -                   -                   -
                                                          ---------------    ---------------     ---------------

Net assets available for plan benefits                    $   103,361,407    $   130,012,819     $ 2,453,599,308
                                                          ===============    ===============     ===============
Percentage of plan assets included under the Master Trust            92.7%              80.7%               79.6%

   -----------------------

   The following is a summary of net assets available for plan benefits by fund under the Master Trust as of December 31:

                                                                                             1994
                                                          --------------------------------------------------------------------------
                                                             Guaranteed                             Raytheon             Stock
                                                               Income           Equity               Common              Index
                                                                Fund             Fund              Stock Fund             Fund
                                                          ---------------    ---------------     ---------------     ---------------
Assets:
   Investments, at contract value:
      Bankers Trust                                       $   363,462,005
      Prudential Insurance Company of America                 234,106,898
      Metropolitan Life Insurance Company                     361,801,731

   Investments, at fair value:
      Fidelity Equity Income Fund (10,843,663 shares)           -            $   332,900,446
      Raytheon Company Common Stock (5,052,810 shares)          -                   -           $    322,748,238
      BT Pyramid Equity Index Fund (123,405shares)              -                   -                  -             $   123,699,986
      Fidelity Balanced Fund (8,610,351 shares)                 -                   -                  -
      Loans receivable from participants                  ---------------    ---------------     ---------------     ---------------

                   Total Investments                          959,370,634        332,900,446         322,748,238         123,699,986


Receivables:
   Accrued investment Income                                                                              18,327               6,363


Cash and cash equivalents                                      15,777,199                              4,232,020           1,347,221
                                                          ---------------    ---------------     ---------------     ---------------
                  Total assets                                975,147,833        332,900,446         326,998,585         125,053,570
Liabilities:
  Payable for outstanding purchases                             -                   -                    783,126            -
                                                          ---------------    ---------------     ---------------     ---------------
                  Total liabilities                             -                   -                    783,126            -
                                                          ---------------    ---------------     ---------------     ---------------

Net assets available for plan benefits                    $   975,147,833    $   332,900,446     $   326,215,459     $   125,053,570
                                                          ===============    ===============     ===============     ===============
Percentage of plan assets included under the Master Trust            86.6%              91.8%               44.3%              91.3%




                                                             Balanced              Loan
                                                               Fund                Fund               Total
                                                          ---------------    ---------------     ---------------
Assets:
   Investments, at contract value:
      Bankers Trust                                                                              $   363,462,005
      Prudential Insurance Company of America                                                        234,106,898
      Metropolitan Life Insurance Company                                                            361,801,731

   Investments, at fair value:
      Fidelity Equity Income Fund (10,843,663 shares)                                            $   332,900,446
      Raytheon Company Common Stock (5,052,810 shares)                                           $   322,748,238
      BT Pyramid Equity Index Fund (123,405 shares)                                              $   123,699,986
      Fidelity Balanced Fund (8,610,351 shares)           $   105,826,958                        $   105,826,958
      Loans receivable from participants                                     $   123,811,382     $   123,811,382
                                                          ---------------    ---------------     ---------------
                   Total Investments                          105,826,958        123,811,382       1,968,357,644

Receivables:
   Accrued investment Income                                                                              24,690

Cash and cash equivalents                                                                             21,356,440
                                                          ---------------    ---------------     ---------------
                  Total assets                                105,826,958        123,811,382       1,989,738,774

Utilities:
     Payable for outstanding purchases                          -                   -                    783,126
                                                          ---------------    ---------------     ---------------
                  Total liabilities                             -                   -                    783,126
                                                          ---------------    ---------------     ---------------

Net assets available for plan benefits                    $   105,826,958    $   123,811,382     $ 1,988,955,648
                                                          ===============    ===============     ===============
Percentage of plan assets included under the Master Trust            92.7%              81.1%               80.8%

        -----------------------


        The following is a summary of the changes in net assets available for plan benefits by fund under the Master Trust as of December 31:

                                         Guaranteed                   Raytheon        Stock
                                           Income       Equity         Common         Index            Balanced
                                            Fund         Fund        Stock Fund        Fund              Fund           Total
                                        ------------  -------------  -------------  -------------    --------------  --------------
   1995:
     Investment income:
       Change in appreciation
      (depreciation) of investments            -      $  73,248,498  $ 148,529,866  $ 45,735,616      $ 10,504,382   $ 278,018,362
       Interest                         $ 63,061,904          -            330,559       152,395               -        63,544,858
       Dividends                               -         11,010,111      7,828,571          -            4,503,326      23,342,008
       Capital gains and distributions         -         39,117,479           -             -                   -       39,117,479
                                        ------------  -------------  -------------  -------------    --------------  -------------

Total investment income                 $ 63,061,904  $ 123,376,088  $ 156,688,996  $ 45,888,011      $ 15,007,708   $ 404,022,707
                                        ============  =============  =============  =============    ==============  =============

   1994:
     Investment income:
       Change in appreciation
      (depreciation) of investments                     (34,214,567)  (17,318,026)      (461,152)       (7,961,156)    (59,954,901)
       Interest                           57,046,896          -           143,416         45,820             -          57,236,132
       Dividends                               -          9,504,997     6,930,447          -             3,364,162      19,799,606
       Capital gains and distributions         -         21,354,374         -              -                 -          21,354,374
                                        ------------  -------------  -------------  -------------    --------------  --------------

           Total investment income      $ 57,046,896  $ (3,355,196)  $(10,244,163)  $   (415,332)    $  (4,596,994)   $ 38,435,211
                                        ============  =============  =============  =============    ==============  ==============